UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 30, 2008

                               ESSA BANCORP, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)

  Pennsylvania                    001-33384                    20-8023072
  -------------                   ---------                    ----------
  (State or Other Jurisdiction    (Commission               (I.R.S. Employer
    of Incorporation)               File Number)             Identification No.)

                    200 Palmer Street, Stroudsburg, PA 18360
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (570)-421-0531
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Not applicable.

(e) Amended and Restated Employment Agreements. On September 30, 2008, ESSA Bank & Trust (the "Bank") a wholly-owned subsidiary of ESSA Bancorp, Inc. (the "Company"), entered into amended and restated employment agreements with Gary S. Olson, Robert S. Howes, Allan A. Muto, Diane K. Reimer, and V. Gail Warner (the "Employment Agreements"). The agreements were revised to comply with the requirements of Section 409A of the Internal Revenue Code.

     Supplemental Executive Retirement Plan. On September 30, 2008, the Bank adopted the Supplemental Executive Retirement Plan (the "Plan"), which consolidates, supersedes and replaces the individual executive salary continuation agreements entered into by and between the Bank and Mr. Olson, Mr. Howes, and Ms. Reimer. The Plan was drafted to comply with the requirements of Section 409A of the Internal Revenue Code.

     Split Dollar Agreements. On September 30, 2008, the Bank and each of Mr. Olson, Mr. Muto, Mr. Howes, Ms. Reimer and Ms. Warner entered into split dollar life insurance agreements, effective October 1, 2008. These agreements pertain to Bank-owned life insurance policies which have been in place for several years. Accordingly, we will not incur any additional expense as a result of entering into the agreements.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired: None

     (b)  Pro Forma Financial Information: None

     (c)  Shell company transactions: None

     (d)  Exhibits:

              Exhibit Number            Description
              --------------            -----------

              Exhibit 10.1 Amended and Restated Employment Agreement for Gary S. Olson

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


              Exhibit 10.2 Amended and Restated Employment Agreement for Robert S. Howes

              Exhibit 10.3 Amended and Restated Employment Agreement for Allan A. Muto

              Exhibit 10.4 Amended and Restated Employment Agreement for Diane K. Reimer

              Exhibit 10.5 Amended and Restated Employment Agreement for V. Gail Warner

              Exhibit 10.6              Supplemental Executive Retirement Plan

              Exhibit 10.7 Endorsement Split Dollar Life Insurance Agreement for Gary S. Olson

              Exhibit 10.8              Endorsement Split Dollar Life
                                        Insurance Agreement for Robert S. Howes

              Exhibit 10.9 Endorsement Split Dollar Life Insurance Agreement for Allan A. Muto

              Exhibit 10.10             Endorsement Split Dollar Life
                                        Insurance Agreement for Diane K. Reimer

              Exhibit 10.11 Endorsement Split Dollar Life Insurance Agreement for V. Gail Warner

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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ESSA BANCORP, INC.



Date: 9/30/2008                       By: /s/ Gary S. Olson
     -----------------------------        ------------------------------
                                          Gary S. Olson
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)


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